UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2003

NVR, INC.

(Exact name of registrant as specified in its charter)

VIRGINIA	1-12378	54-1394360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7601 Lewinsville Road, Suite 300 McLean, Virginia (Address of principal executive offices)	22102 (Zip Code)

Registrant’s telephone number, including area code:  (703) 761-2000

Not applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events

On June 17, 2003, NVR, Inc. issued $200,000,000 aggregate principal amount of 5% Senior Notes due 2010 pursuant to an underwriting agreement, dated as of June 12, 2003, between NVR, Inc. and Credit Suisse First Boston LLC, as representative of the several underwriters named therein.

Item 7.    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Exhibit	Document

1.1	Underwriting Agreement, dated as of June 12, 2003, between NVR, Inc. and Credit Suisse First Boston LLC, as representative of the several underwriters named therein

4.1	Fourth Supplemental Indenture, dated June 17, 2003, between NVR, Inc. and U.S. Bank Trust National Association, as trustee, including the form of global note evidencing the 5% Senior Notes due 2010

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the 5% Senior Notes due 2010

12.1	Statement of Computation of Ratios of Earnings to Combined Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, INC.

Date: June 17, 2003	By:	/s/ Paul C. Saville
Paul C. Saville Executive Vice President Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Document

1.1	Underwriting Agreement, dated as of June 12, 2003, between NVR, Inc. and Credit Suisse First Boston LLC, as representative of the several underwriters named therein

4.1	Fourth Supplemental Indenture, dated June 17, 2003, between NVR, Inc. and U.S. Bank Trust National Association, as successor to The Bank of New York, as trustee, including the form of global note evidencing the 5% Senior Note due 2010

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the 5% Senior Notes due 2010

12.1	Statement of Computation of Ratios of Earnings to Combined Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

4